Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2015-1

Final Pool as of the Cutoff Date

1/13/2015

Composition of the Auto Loan Contracts

as of the Cutoff Date

	New	Used	Total
Aggregate Principal Balance (1)	$560,650,907.11	$603,371,034.29	$1,164,021,941.40
Number of Automobile Loan Contracts	20,138	31,346	51,484
Percent of Aggregate Principal Balance	48.16%	51.84%	100.00%
Average Principal Balance	$27,840.45	$19,248.74	$22,609.39
Range of Principal Balances	($349.08 to $84,946.19)	($673.73 to $74,912.47)	($349.08 to $84,946.19)
Weighted Average APR (1)	10.79%	14.34%	12.63%
Range of APRs	(1.00% to 24.15%)	(2.00% to 29.00%)	(1.00% to 29.00%)
Weighted Average Remaining Term	70	67	69
Range of Remaining Terms	(3 to 72 months)	(3 to 72 months)	(3 to 72 months)
Weighted Average Original Term	72	69	71
Range of Original Terms	(36 to 72 months)	(12 to 72 months)	(12 to 72 months)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the automobile loan contracts may not be equivalent to the automobile loan contracts’ aggregate yield on the Aggregate Principal Balance.

Score Distribution of the Automobile Loan Contracts

as of the Cutoff Date

	AmeriCredit Score (1)	% of Aggregate Principal Balance (2)	Credit Bureau Score (3)	% of Aggregate Principal Balance (2)
	Less than 215	9.60%
	215-224	10.66%	Less than 540	24.85%
	225-244	31.43%	540-599	46.83%
	245-259	23.00%	600-659	26.23%
	260 and greater	25.31%	660 and greater	2.10%

Weighted Average Score	245		572

(1)	Proprietary credit score developed and utilized by AmeriCredit to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score. An AmeriCredit score may not be available for a small portion of accounts originated under discontinued origination platforms and those accounts will not be included in the AmeriCredit score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on the AmeriCredit score may be less than the total pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experian credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total pool.

AmeriCredit Automobile Receivables Trust 2015-1

Final Pool as of the Cutoff Date

1/13/2015

Distribution of the Automobile Loan Contracts by APR

as of the Cutoff Date

Distribution by APR	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
1.000% to 1.999%	$105,419.79	0.01%	3	0.01%
2.000% to 2.999%	4,532,914.31	0.39%	133	0.26%
3.000% to 3.999%	12,188,778.96	1.05%	356	0.69%
4.000% to 4.999%	19,763,731.91	1.70%	596	1.16%
5.000% to 5.999%	15,954,350.59	1.37%	527	1.02%
6.000% to 6.999%	56,757,136.77	4.88%	1,849	3.59%
7.000% to 7.999%	68,923,038.04	5.92%	2,285	4.44%
8.000% to 8.999%	71,051,662.16	6.10%	2,562	4.98%
9.000% to 9.999%	85,634,854.39	7.36%	3,513	6.82%
10.000% to 10.999%	101,264,539.81	8.70%	4,370	8.49%
11.000% to 11.999%	130,152,277.61	11.18%	5,668	11.01%
12.000% to 12.999%	102,889,167.27	8.84%	4,596	8.93%
13.000% to 13.999%	88,903,300.35	7.64%	4,113	7.99%
14.000% to 14.999%	82,567,708.70	7.09%	3,898	7.57%
15.000% to 15.999%	69,187,370.37	5.94%	3,398	6.60%
16.000% to 16.999%	65,707,413.15	5.64%	3,287	6.38%
17.000% to 17.999%	60,234,341.35	5.17%	3,095	6.01%
18.000% to 18.999%	61,538,829.96	5.29%	3,221	6.26%
19.000% to 19.999%	25,770,929.45	2.21%	1,492	2.90%
20.000% to 20.999%	18,299,553.49	1.57%	1,083	2.10%
21.000% to 21.999%	10,995,080.75	0.94%	681	1.32%
22.000% to 22.999%	5,473,392.29	0.47%	342	0.66%
23.000% to 23.999%	3,758,003.16	0.32%	248	0.48%
24.000% to 24.999%	1,946,501.10	0.17%	134	0.26%
25.000% to 25.999%	271,909.41	0.02%	22	0.04%
26.000% to 26.999%	108,339.77	0.01%	8	0.02%
27.000% to 27.999%	22,235.90	0.00%	2	0.00%
28.000% to 28.999%	10,382.10	0.00%	1	0.00%
29.000% to 29.999%	8,778.49	0.00%	1	0.00%

TOTAL	$1,164,021,941.40	100.00%	51,484	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APRs represent APRs on principal balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2015-1

Final Pool as of the Cutoff Date

1/13/2015

Distribution of the Automobile Loan Contracts by Geographic Location

of Obligor as of the Cutoff Date

Geographic Location	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
Alabama	$20,486,990.18	1.76%	872	1.69%
Alaska	2,533,331.54	0.22%	114	0.22%
Arizona	27,630,289.47	2.37%	1,166	2.26%
Arkansas	13,822,665.74	1.19%	610	1.18%
California	78,386,777.15	6.73%	3,524	6.84%
Colorado	24,928,601.61	2.14%	1,105	2.15%
Connecticut	5,706,997.21	0.49%	282	0.55%
Delaware	3,819,637.96	0.33%	191	0.37%
District of Columbia	2,640,383.66	0.23%	113	0.22%
Florida	79,166,100.62	6.80%	3,723	7.23%
Georgia	48,719,454.87	4.19%	2,040	3.96%
Hawaii	3,870,132.46	0.33%	168	0.33%
Idaho	2,428,346.61	0.21%	124	0.24%
Illinois	45,581,939.08	3.92%	2,072	4.02%
Indiana	26,509,223.64	2.28%	1,294	2.51%
Iowa	5,642,948.02	0.48%	275	0.53%
Kansas	4,984,033.10	0.43%	233	0.45%
Kentucky	20,277,500.15	1.74%	965	1.87%
Louisiana	36,220,571.87	3.11%	1,395	2.71%
Maine	3,832,334.95	0.33%	193	0.37%
Maryland	30,340,336.96	2.61%	1,317	2.56%
Massachusetts	17,373,211.70	1.49%	905	1.76%
Michigan	24,393,527.22	2.10%	1,216	2.36%
Minnesota	10,572,091.00	0.91%	518	1.01%
Mississippi	18,276,964.58	1.57%	747	1.45%
Missouri	21,067,627.12	1.81%	1,030	2.00%
Montana	3,595,103.93	0.31%	147	0.29%
Nebraska	3,211,577.30	0.28%	159	0.31%
Nevada	10,105,945.84	0.87%	428	0.83%
New Hampshire	4,333,871.01	0.37%	235	0.46%
New Jersey	17,257,197.73	1.48%	847	1.65%
New Mexico	23,060,515.32	1.98%	882	1.71%
New York	28,552,131.25	2.45%	1,368	2.66%
North Carolina	38,085,520.91	3.27%	1,727	3.35%
North Dakota	3,234,928.78	0.28%	124	0.24%
Ohio	39,838,704.63	3.42%	2,068	4.02%
Oklahoma	17,808,549.28	1.53%	735	1.43%
Oregon	6,240,885.99	0.54%	312	0.61%
Pennsylvania	47,103,982.76	4.05%	2,329	4.52%
Rhode Island	1,991,487.22	0.17%	109	0.21%
South Carolina	16,971,917.90	1.46%	779	1.51%
South Dakota	1,555,064.25	0.13%	75	0.15%
Tennessee	26,838,610.61	2.31%	1,193	2.32%
Texas	221,285,187.54	19.01%	8,429	16.37%
Utah	5,247,467.89	0.45%	224	0.44%
Vermont	1,335,278.47	0.11%	72	0.14%
Virginia	22,323,884.70	1.92%	989	1.92%
Washington	15,310,235.14	1.32%	706	1.37%
West Virginia	12,916,901.01	1.11%	552	1.07%
Wisconsin	12,722,571.64	1.09%	652	1.27%
Wyoming	3,871,524.88	0.33%	150	0.29%
Other (3)	10,876.95	0.00%	1	0.00%

TOTAL	$1,164,021,941.40	100.00%	51,484	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States and Territories with Aggregate Principal Balances less than $1,000,000 each.

AmeriCredit Automobile Receivables Trust 2015-1

Final Pool as of the Cutoff Date

1/13/2015

Distribution of the Automobile Loan Contracts by Wholesale LTV

as of the Cutoff Date

	Wholesale LTV (1) Range	% of Aggregate Principal Balance (2)(3)
	Less than 100%	22.95%
	100-109	21.04%
	110-119	24.34%
	120-129	20.24%
	130-139	9.66%
	140-149	1.66%
	150 and greater	0.12%

Weighted Average Wholesale LTV	111%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the wholesale auction value of the financed vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or “Kelley Blue Book Trade-in” prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.
(2)	Wholesale LTV was not available or could not be calculated on certain accounts and these accounts are not included in the table above. Since these accounts are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total pool.
(3)	Percentages may not add up to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2015-1

Final Pool as of the Cutoff Date

1/13/2015

Distribution of the Automobile Loan Contracts by Vehicle Make

as of the Cutoff Date

Vehicle Make	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
Buick(3)	$36,549,163.59	3.14%	1,456	2.83%
Cadillac(3)	25,978,448.80	2.23%	948	1.84%
Chevrolet(3)	405,170,738.33	34.81%	16,473	32.00%
Chrysler	26,693,176.18	2.29%	1,399	2.72%
Dodge	97,245,132.62	8.35%	4,243	8.24%
Ford	102,220,777.54	8.78%	4,735	9.20%
GMC(3)	79,792,726.72	6.85%	2,589	5.03%
Honda	29,948,539.11	2.57%	1,586	3.08%
Hyundai	42,232,344.92	3.63%	2,314	4.49%
Jeep	38,669,861.94	3.32%	1,707	3.32%
Kia	54,587,681.87	4.69%	2,703	5.25%
Mercedes	12,208,120.77	1.05%	480	0.93%
Mitsubishi	11,937,926.91	1.03%	600	1.17%
Nissan	75,185,892.26	6.46%	3,832	7.44%
Toyota	46,367,566.83	3.98%	2,307	4.48%
Volkswagen	13,751,156.31	1.18%	799	1.55%
Other (4)	65,482,686.70	5.63%	3,313	6.44%

Total	$1,164,021,941.40	100.00%	51,484	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	The total Aggregate Principal Balance of all new GM vehicles is $339,238,716.73, or approximately 29% of the total pool.
(4)	Aggregate Principal Balance of less than 1% of Total Aggregate Principal Balance per vehicle make.

Distribution of the Automobile Loan Contracts by Vehicle Segment

as of the Cutoff Date

Vehicle Segment (1)	Aggregate Principal Balance (2)	% of Aggregate Principal Balance (3)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (3)
Full-Size Car	$3,851,404.50	0.33%	166	0.32%
Full-Size Van/Truck	227,767,458.82	19.57%	7,092	13.78%
Full-Size SUV	66,848,200.46	5.74%	2,232	4.34%
Mid-Size Car	274,536,329.61	23.59%	13,528	26.28%
Mid-Size SUV	271,734,243.40	23.34%	12,081	23.47%
Economy/Compact Car	199,914,206.63	17.17%	11,050	21.46%
Compact Van/Truck	30,604,675.82	2.63%	1,550	3.01%
Sports Car	74,225,043.09	6.38%	3,203	6.22%
Segment Unavailable (4)	14,540,379.07	1.25%	582	1.13%

Total	$1,164,021,941.40	100.00%	51,484	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time the pool was selected.

AmeriCredit Automobile Receivables Trust 2015-1

Final Pool as of the Cutoff Date

1/13/2015

Historical Delinquency Experience of the Automobile Loan Contracts

as of the Cutoff Date

Number of Times Ever 31 to 60 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,127,438,563.10	96.86%	49,591	96.32%
1	25,341,765.33	2.18%	1,097	2.13%
2+	11,241,612.97	0.97%	796	1.55%

Total	$1,164,021,941.40	100.00%	51,484	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever 61 to 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,157,904,142.42	99.47%	50,972	99.01%
1	2,810,825.50	0.24%	181	0.35%
2+	3,306,973.48	0.28%	331	0.64%

Total	$1,164,021,941.40	100.00%	51,484	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever Greater Than 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,162,944,008.07	99.91%	51,378	99.79%
1	758,367.58	0.07%	71	0.14%
2+	319,565.75	0.03%	35	0.07%

Total	$1,164,021,941.40	100.00%	51,484	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.